UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 3, 2017

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Blue Bird Boulevard Fort Valley, Georgia	31030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (478) 822-2801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of Blue Bird Corporation (the “Company”) responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated into this Item 2.02 by reference.

ITEM 7.01        REGULATION FD DISCLOSURE

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Company, which is the leading independent designer and manufacturer of school buses, announced it will present via live web cast its fiscal 2017 third quarter financial results on August 3, 2017. A live web cast is scheduled at approximately 4:30 p.m. Eastern Time. Speakers on the web cast will include: Phil Horlock, President and Chief Executive Officer; Phil Tighe, Chief Financial Officer and other company leaders.

The web cast can be accessed through a link on the investor relations page of Company’s web site at http://blue-bird.com. Investors are advised to log on to the website at least 15 minutes prior to the start of the web cast to allow sufficient time for downloading any necessary software. The web cast will be available for replay at the same address approximately three hours following its conclusion, and will remain available for a period of at least 12 months.

ITEM 8.01        OTHER EVENTS

On August 3, 2017 the Company issued a press release announcing that the Board of Directors of the Company authorized a stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The Board authorized a share repurchase program pursuant to which the Company may spend up to $50,000,000 over a 24 month period to repurchase, in open market of private transactions, outstanding common stock, series A convertible preferred stock, and/or warrants. The timing, manner, price and amount of securities to be repurchased will be determined at management’s discretion, in accordance with applicable securities rules regarding issuer repurchases. The repurchase program does not obligate us to acquire any specific amount of securities and can be modified or terminated at any time without notice. Repurchases under this program are expected to be funded from one or a combination of existing cash balances, future free cash flow and indebtedness. Shares repurchased under the program are expected to be retired stock.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS
(d)     Exhibits

Exhibit No.     Description
99.1        Press release of the Company, dated August 3, 2017.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Bird Corporation

Dated:	August 3, 2017	/s/ Paul Yousif
Paul Yousif
Vice President

Exhibit Index

Exhibit No.     Description
99.1        Press release of the Company, dated August 3, 2017.